                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Section 240.14a-12

                              NORSTAR GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5)  Total Fee Paid:

        ------------------------------------------------------------------------
     * Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3)  Filing Party:

        ------------------------------------------------------------------------

     4)  Date Filed:

        ------------------------------------------------------------------------

                              NORSTAR GROUP, INC.
                                6365 NW 6TH WAY
                                   SUITE 160
                         FORT LAUDERDALE, FLORIDA 33309
                                 (954) 772-0240

Dear Stockholder:

     Enclosed are the Annual Report to Stockholders and the Proxy Statement in connection with our Annual Meeting of Stockholders to be held on April 25, 2001. Please note that attendance at the meeting will be limited to stockholders of NorStar Group, Inc. ("NorStar" or the "Company") who bring evidence of ownership of our common stock as of March 30, 2001, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. If your shares are held by a bank or broker, please bring to the meeting your bank or broker statement evidencing your beneficial ownership of NorStar stock to gain admission to the meeting.

                                          By Order of the Board of Directors

                                          /s/ Andrew S. Peck
                                          ANDREW S. PECK
                                          Secretary

Fort Lauderdale, Florida
April 5, 2001

                              NORSTAR GROUP, INC.
                                6365 NW 6TH WAY
                                   SUITE 160
                         FORT LAUDERDALE, FLORIDA 33309
                                 (954) 772-0240

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 25, 2001

To the Stockholders of
NorStar Group, Inc.

     Notice is hereby given that the annual meeting of stockholders of NORSTAR GROUP, INC., a Utah corporation (the "Company"), will be held at The Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334, on April 25, 2001, at 10:00 a.m. local time, for the following purposes:

          1. To elect four directors of the Company to hold office for the ensuing year.

          2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 30, 2001, as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting of stockholders.

                                          By Order of the Board of Directors

                                          /s/ Andrew S. Peck
                                          ANDREW S. PECK
                                          Secretary

Fort Lauderdale, Florida
April 5, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                              NORSTAR GROUP, INC.
                                6365 NW 6TH WAY
                                   SUITE 160
                         FORT LAUDERDALE, FLORIDA 33309
                                 (954) 772-0240

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2001

                               VOTING INFORMATION

     This Proxy Statement is being mailed to stockholders of NorStar Group, Inc. (the "Company") on or about April 5, 2001 and is furnished in connection with the Board of Directors' solicitation of proxies for the annual meeting of stockholders to be held on April 25, 2001, for the purposes of considering and acting upon the matters specified in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. If the form of proxy which accompanies this Proxy Statement is executed and returned, it may be revoked by the person giving it at any time prior to the voting thereof by written notice to the Secretary, by delivery of a later dated proxy or by requesting to vote in person at the meeting. Without extra compensation, certain directors, officers and employees of the Company may make additional solicitations in person or by telephone or facsimile. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

     Each holder of the Company's Common Stock, par value $.01 per share (the "Common Stock") is entitled to one vote per share upon each matter submitted to the vote of stockholders at this annual meeting. For purposes of the meeting, a quorum means a majority of the issued and outstanding shares of Common Stock entitled to vote at the annual meeting. As of the close of business on March 19, 2001, the record date for stockholders entitled to vote at the annual meeting, there were outstanding 20,843,025 shares of Common Stock. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A holder of Common Stock may, with respect to the election of directors, (i) vote for the election of all named director nominees; (ii) withhold authority to vote for all named director nominees; or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by so indicating in the appropriate space in the proxy. In the absence of a specific direction from the stockholder, proxies will be voted for the election of all named director nominees, each to hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified.

     Proxies relating to "street name" shares that are voted by brokers will be treated as shares present for purposes of determining the presence of a quorum, but will be treated as shares entitled to vote only as indicated below ("broker non-votes"). The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote is required in the election of directors. Withholding authority to vote for a director nominee will in effect count as a vote against the director nominee. Broker non-votes will have no effect in the election of directors.

     The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

     Stockholders wishing to include proposals in the Company's proxy statement and form of proxy for the year 2002 annual meeting must submit such proposals so that they are received by the Secretary of the Company at the Company's headquarters in Fort Lauderdale, Florida by no later than November 30, 2001. Stockholders wishing to present proposals at the annual meeting (but not include them in the proxy statement) are required to notify the Secretary of the Company in writing by no later than February 1, 2002 and no earlier than December 1, 2001.

                          STOCK OWNERSHIP INFORMATION

     The table below sets forth certain information as of March 15, 2001, with respect to each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, and the beneficial ownership of the outstanding shares of Common Stock of each director, each current executive officer shown in the Summary Compensation Table and all executive officers and directors as a group. Except as set forth below, the address for such person or group is the Company's headquarters in Fort Lauderdale, Florida. Unless otherwise noted, each person has sole power to vote and dispose of the Common Stock beneficially owned.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

% OF       TITLE OF      NAME AND ADDRESS                             NUMBER OF SHARES
CLASS       CLASS        OF BENEFICIAL OWNERS                        BENEFICIALLY OWNED
-----    ------------    --------------------                        ------------------
14.93%   Common Stock    Balallan Limited(1)                          2,992,000 shares
                         50 Broadway, Suite 2300
                         New York, N.Y. 10004
 7.03%   Common Stock    Delta Capital, LLC(1)                        1,408,000 shares
                         1001 Cambridge Square #C
                         Alpharetta, GA 30004
                             STOCK OWNERSHIP OF MANAGEMENT
 7.48%   Common Stock    Harry F. DiFrancesco(1)                      1,500,000 shares
                         6365 N.W. 6th Way, Suite 160
                         Fort Lauderdale, Fl 33309
 1.00%   Common Stock    Andrew Peck(1)                                 200,000 shares
                         6365 N.W. 6th Way, Suite 160
                         Fort Lauderdale, Fl 33309
  .62%   Common Stock    Jay Sanet(1)                                   125,000 shares
                         6365 N.W. 6th Way, Suite 160
                         Fort Lauderdale, Fl 33309
  .25%   Common Stock    Maynard Neil Aboguv(1)                          50,000 shares
                         6365 N.W. 6th Way, Suite 160
                         Fort Lauderdale, Fl 33309
 9.35%                   All Executive Officers and                   1,875,000 shares
                         Directors as a Group

---------------
(1) The listed beneficial owners have no right to acquire any shares within 60 days of the date of this Proxy Statement from options, warrants, rights, conversion privileges or similar obligations.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's directors, officers and stockholders file with the Securities and Exchange Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the year ended December 31, 2000.

                             ELECTION OF DIRECTORS

     At the annual meeting of stockholders, four directors, constituting the entire Board of Directors of the Company, are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless otherwise indicated on the proxy form, it is intended that the proxies will be voted for the nominees listed below. It is expected that these nominees will serve, but, if for any unforeseen cause any such nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies unless otherwise indicated on the proxy form.

                                    NOMINEES

     The following information concerning the nominees has been furnished by the nominees:

NAME                       AGE         TITLE           DIRECTORSHIP        FIVE YEARS BUSINESS EXPERIENCE
----                       ---   ------------------  -----------------  ------------------------------------
Harry F. DiFrancesco.....  74    President           Chairman of Bd*    Mr. DiFrancesco is the co-founder of
                                                                        the Company and has been President
                                                                        and Chairman since the Company was
                                                                        renamed as the NorStar Group, Inc.
                                                                        in 1992. Mr. DiFrancesco has an
                                                                        extensive business background dating
                                                                        back to 1965 when he became
                                                                        Chairman, CEO and President of
                                                                        DiFrancesco Construction Company.
                                                                        From 1970 to 1975, Mr. DiFrancesco
                                                                        operated a shoe manufacturing
                                                                        company in Brazil which he founded.
                                                                        From 1979 to 1988, Mr. DiFrancesco
                                                                        was Chairman of the Board of
                                                                        International Jewelry Manufacturing
                                                                        Corp. an importer and wholesaler of
                                                                        diamonds. Mr. DiFrancesco holds B.S.
                                                                        and M.B.A degrees in Business
                                                                        Administration from Florida Research
                                                                        Institute.
Andrew S. Peck...........  55    V.P. of Finance     Dir. & Secretary*  Andrew Peck has served as Vice
                                                                        President of Finance and Corporate
                                                                        Secretary since the Company was
                                                                        renamed the NorStar Group, Inc. in
                                                                        1992. Mr. Peck has more than 20
                                                                        years' experience in corporate
                                                                        finance, strategic planning,
                                                                        financial analysis and systems
                                                                        development. From 1990 until joining
                                                                        the Company, Mr. Peck was President
                                                                        and Senior Financial Specialist for
                                                                        Financial Support Services, Inc., a
                                                                        financial services company. From
                                                                        1968 through 1990, Mr. Peck served
                                                                        as a financial planner and analyst
                                                                        for such companies as Levitt & Sons,
                                                                        Xerox Educational Publications,
                                                                        Pitney Bowes, Inc., Kennecott
                                                                        Corporation, and Knight Enterprises,
                                                                        Inc. Mr. Peck has a B.S. in
                                                                        Accounting from New York Institute
                                                                        of Technology and an M.B.A. in
                                                                        Finance from Adelphi University.

NAME                       AGE         TITLE           DIRECTORSHIP        FIVE YEARS BUSINESS EXPERIENCE
----                       ---   ------------------  -----------------  ------------------------------------
Maynard Neil Aboguv......  56    VP of Sales Mgmt    Director*          Maynard Aboguv has served as Vice
                                                                        President of Sales Management and as
                                                                        a Director since 1999. Immediately
                                                                        prior to joining the Company, Mr.
                                                                        Aboguv worked in Customer Relations
                                                                        at a division of Shell Oil. From
                                                                        1991 until 1994, Mr. Aboguv served
                                                                        as President and Director of
                                                                        Chartbreakers Entertainment Corp, a
                                                                        company whose primary focus was the
                                                                        acquisition of video and
                                                                        entertainment centers. From 1989
                                                                        until 1994, Mr. Aboguv was President
                                                                        and Chief Executive Officer of
                                                                        Roneil Funding, a mortgage banking
                                                                        company which he founded and owned.
                                                                        Mr. Aboguv attended Sir George
                                                                        Williams University in Montreal,
                                                                        Lewis HotelMotel Management School
                                                                        in Washington, D.C. and Gold Coast
                                                                        Mortgage School in Fort Lauderdale,
                                                                        Florida.
Jay Sanet................  49    V.P. Corp Dev.      Director*          Jay Sanet has served as a Director
                                                                        since December 1998. Mr. Sanet has
                                                                        an extensive background in finance
                                                                        and branch management and is
                                                                        currently charged with assisting the
                                                                        Company in identifying potential
                                                                        merger candidates. Prior to joining
                                                                        the Company, Mr. Sanet was a branch
                                                                        manager for First National Equity
                                                                        Group from 1996 through 1998. During
                                                                        1995, Mr. Sanet was a branch manager
                                                                        for Vision Investment Group. From
                                                                        1994 to 1995, he was a registered
                                                                        representative for Myers, Pollack &
                                                                        Robin. Mr. Sanet has a baccalaureate
                                                                        degree in Finance from the New York
                                                                        Institute of Finance.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation for each of the last two fiscal years awarded to or earned by the executive officers and directors named below.

                           SUMMARY COMPENSATION TABLE

                             NAME OF            CAPACITY IN       SALARIES, FEES                 SHARE
FISCAL YEAR                INDIVIDUAL          WHICH SERVED       & COMMISSIONS     SHARES     VALUATION
-----------             -----------------   -------------------   --------------   ---------   ---------
2000..................  Harry               Pres. & Dir.              $0.00        1,000,000   $120,000
                        DiFrancesco*
1999..................                                                $0.00        1,000,000   $593,000
2000..................  Jay Sanet*          V.P. & Dir.               $0.00          100,000   $ 12,000
1999..................                                                $0.00          100,000   $ 59,300
2000..................  Andrew S. Peck*     Sect, Treas. & Dir.       $0.00          100,000   $ 12,000
1999..................                                                               100,000   $ 59,300
2000..................  Maynard N.          V.P. & Dir.               $0.00                0
                        Aboguv*
1999..................                                                                50,000   $ 29,650

---------------
* The Company has paid no compensation to any of its named executive officers and directors. In lieu of compensation the officers and directors received shares of NorStar Common Stock.

                               BOARD OF DIRECTORS

     The Board of Directors (the "Board") held twelve (12) meetings in 2000. All directors were present for 100% of the meetings for which they were in office and the respective committees on which they served. Directors receive no fixed compensation for their services. The Board, by resolution, may in the future authorize a fixed sum and expenses for actual attendance at each regular or special meeting of the Board may be authorized. The Board, by resolution, may designate from among its members an executive committee and other committees, each consisting of three or more directors. Each such committee serves at the pleasure of the Board. . The Board currently has no executive or any other committee.

                             FINANCIAL INFORMATION

     The Company has furnished its financial statements to stockholders in its 2000 Annual Report, which accompanies this Proxy Statement. In addition, the Company will promptly provide without charge to any stockholder an additional copy of the 2000 Annual Report, on the request of such stockholder, to the Company's Secretary at NorStar Group, Inc., 6365 NW 6th Way, Suite 160, Fort Lauderdale, Florida 33309, or by telephone to (954) 772-0240.

                             ACCOUNTING INFORMATION

     Selection of the independent auditors is made by the Board of Directors. The Company's Independent Public Accountants for the year ended December 31, 2000 is J.H. Cohn LLP. The Board of Directors will vote upon the selection of auditors for the current fiscal year at a future meeting. J.H. Cohn LLP is not expected to have representatives at the annual meeting of stockholders.

     During the J.H. Cohn LLP's engagement to audit the Company's financial statements for its last three fiscal years, there were no disagreements with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.H. Cohn LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. There have occurred no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K during the Company's two most recent fiscal years.

                                 OTHER MATTERS

     The Board of Directors knows of no other proposals which may be presented for action at the meeting. However, in accordance with the Company's bylaws, if any other proposal properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

                                          By Order of the Board of Directors

                                          /s/ Andrew S. Peck
                                          ANDREW S. PECK
                                          Secretary

April 5, 2001

                                     PROXY
                              NORSTAR GROUP, INC.
                                6365 NW 6TH WAY
                                   SUITE 160
                         FORT LAUDERDALE, FLORIDA 33309

    This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Harry DiFrancesco, Andrew S. Peck and Jay Sanet, or any of them, as proxies, with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Common Stock in NorStar Group, Inc. at the annual meeting of stockholders of NorStar Group, Inc. to be held on April 25, 2000, at 10:00 a.m., local time, at The Westin Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334 and at any adjournment thereof, with the same authority as if the undersigned were personally present.

    THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                 (Continued and to be signed on reverse side.)

                          (Continued from other side.)
                              NORSTAR GROUP, INC.
    Please mark vote in oval in the following manner using dark ink only.
    1.  Election of Directors--
        Harry F. DiFrancesco, Andrew S. Peck, Maynard Neil Aboguv, Jay Sanet

        [ ] FOR           [ ] WITHHOLD           [ ] FOR ALL
        ALL               ALL                    (EXCEPT*)

        *Nominee Exception(s)
    2. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

                                                                          , 2001
                                                 -------------------------------
                                                 (SIGNATURE)             (DATED)

                                                                          , 2001
                                                 -------------------------------
                                                 (SIGNATURE)             (DATED)

                                                 (If the stock is registered in
                                                 the name of more than one
                                                 person, the proxy should be
                                                 signed by all named holders. If
                                                 signing as attorney, executor,
                                                 administrator, trustee,
                                                 guardian, corporate official,
                                                 etc., Please give full title as
                                                 such.)

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.